SIN Holdings, Inc. P. O. Box 370912 Denver, Colorado 80237 (303) 763-7527

September 4, 2008 Mr. William H. Demarest, IV Staff Accountant Division of Corporate Finance Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549

RE:	SIN Holdings, Inc. Form 10KSB for the Year Ended December 31, 2007 File No. 0-49752

Dear Mr. Demarest:

I am writing this letter in response to your letter dated August 25, 2008 regarding our Form 10KSB.

The Company respectfully advises it has filed Amendment No. 2 on Form 10-KSB/A to revise the disclosure regarding the conclusions of its principal executive and principal accounting officer at December 31, 2007 regarding the effectiveness of the Company’s disclosure controls and procedures as of such date. It is noted that the amended disclosure notes that the controls and procedures were ineffective.

Further, the Company respectfully advises it does not believe that the omission of the required Item 308(T) disclosure impacts the conclusion set forth in the Annual Report on Internal Control over Financial Reporting that the Company’s internal control was effective, as only the Company’s disclosure in Item 8A(T) regarding such evaluation was incomplete.

Best regards,

/s/ Steve S. Sinohui President, Chief Executive Officer and Chief Financial Officer